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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) MARCH 25, 1994
                                                     (MARCH 17, 1994)

                             TORCHMARK CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

         DELAWARE                   1-8052                  63-0780404
      (STATE OR OTHER      (COMMISSION FILE NUMBER)      (I.R.S. EMPLOYER
      JURISDICTION OF                                   IDENTIFICATION NO.)
      INCORPORATION)

    2001 THIRD AVENUE SOUTH, BIRMINGHAM, ALABAMA            35233
      (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)           (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (205) 325-4200

                                      NONE
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

                           INDEX OF EXHIBITS PAGE 2.
                   TOTAL NUMBER OF PAGES IN THIS REPORT IS 4.

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ITEM 5. OTHER EVENTS.

  On March 17, 1994, litigation was filed against Liberty National Life Insurance Company, a subsidiary of Torchmark Corporation, certain officers and present and former directors of Torchmark and KPMG Peat Marwick, independent public accountants of Torchmark and its subsidiaries, in the Circuit Court for Marion County, Alabama (Miles v. Liberty National Life Insurance Company, Civil Action No. CV-94-67). Compensatory and punitive damages in an unspecified amount are sought. The press release describing such litigation is incorporated herein by reference and attached hereto as an exhibit.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

    (a) Financial statements of businesses acquired.

        Not applicable.

    (b) Pro forma financial information.

        Not applicable.

    (c) Exhibits.

        Torchmark Corporation Press Release dated March 18, 1994.

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                                   SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         TORCHMARK CORPORATION

Date: March 25, 1994                           /s/ William T. Graves
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                                                   William T. Graves
                                                Executive Vice President

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Torchmark Corporation 2001 Third Avenue South Birmingham, Alabama 35233

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NEWS RELEASE                                                  TORCHMARK
                                                            Corporation

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Contact:                                                   NYSE Symbol: TMK

WILLIAM T. GRAVES     (205) 325-4251
M. LEE BARTLETT       (205) 325-4204






                               LITIGATION FILED

  Birmingham, AL, March 18, 1994 . . . Liberty National Life Insurance Company, a subsidiary of Torchmark Corporation, today reported that it had been served with a lawsuit filed in the Circuit Court of Marion County, Alabama. The lawsuit asserts that it is brought on behalf of a class composed of the shareholders of Torchmark Corporation. The complaint alleges a failure to timely and adequately report allegedly material contingent liabilities arising out of insurance policy litigation involving Liberty National. Also named as defendants are certain officers and present and former directors of Torchmark Corporation, as well as KPMG Peat Marwick, the Company's outside auditors. The defendants intend to vigorously defend this action.

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